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                                                                       Exhibit 1


                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the joint filing of the Statement on Schedule 13D to which this exhibit is attached and to the joint filing of all amendments thereto.


Dated: July 29, 2002

                                          HESTIAN PTY LIMITED


                                          By: /s/ Brian Michael Sherman
                                             ---------------------------
                                          Name: Brian Michael Sherman
                                          Title: Director



                                          VB FAMILY TRUST


                                          By: /s/ Christopher van Brugge
                                             ---------------------------
                                          Name: Christopher van Brugge
                                          Title: Director



                                          VP RACING PTY LIMITED


                                          By:/s/ Christopher van Brugge
                                             ---------------------------
                                          Name: Christopher van Brugge
                                          Title: Director





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                                          ESCOTWO PTY LIMITED


                                          By: /s/ Brian Michael Sherman
                                             ---------------------------
                                          Name: Brian Michael Sherman
                                          Title: Director


                                          KIRMAN PTY LIMITED


                                          By: /s/ Brian Michael Sherman
                                             ---------------------------
                                          Name: Brian Michael Sherman
                                          Title: Director


                                          Christopher van Brugge


                                          /s/ Christopher van Brugge
                                          ------------------------------


                                          Brian Michael Sherman


                                          /s/ Brian Michael Sherman
                                          ------------------------------


                                          Dr. Gene Rosalie Sherman


                                          /s/ Gene Rosalie Sherman
                                          ------------------------------